                                                                    EXHIBIT 99.8

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING PULP CHEMICALS, INC.            PETITION DATE:      07/16/01

                                                    CASE NUMBER:  01-37812-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: SEPTEMBER  YEAR: 2001

                 MONTH                   7/16/01-8/31/01  9/30/01
---------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                         $ 4,044,462      $2,936,623   $--     $--     $--     $--

INCOME BEFORE INT. DEPREC./TAX (MOR-6)   $   503,539         405,982   $--     $--     $--     $--

NET INCOME (LOSS) (MOR-6)                $  (109,322)            400   $--     $--     $--     $--

PAYMENTS TO INSIDERS (MOR-9)             $        --              --   $--     $--     $--     $--

PAYMENTS TO PROFESSIONALS (MOR-9)        $        --              --   $--     $--     $--     $--

TOTAL DISBURSEMENTS (MOR-7)              $ 6,975,175      $5,097,690   $--     $--     $--     $--


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                                  EXP.
     See attachment 2                                    DATE
------------------------------
CASUALTY                           YES ( x) NO (  )  08-01-02
LIABILITY                          YES ( x) NO (  )  07-01-02
VEHICLE                            YES ( x) NO (  )  07-01-02
WORKER'S                           YES ( x) NO (  )  07-01-02
OTHER                              YES ( x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers

FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms?     NO

Are all post-petition liabilities, including taxes, being paid with terms?  YES

Have any pre-petition liabilities been paid? NO        If so, describe

-------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business?  NO


If so, describe
                ---------------------------------------------------------------
-------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?     YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
-------------------------------------------------------------------------------


                    I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                    SIGNED /s/ PAUL VANDERHOVEN
                          ---------------------------------------------------
                                        (ORIGINAL SIGNATURE)

                    TITLE  VP Finance, CFO
                           --------------------------------------------------

MOR-1

                                                                    Page 3 of 13
                                                                        10/18/01

                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.



NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.       TERM      EXPIRE        EXPOSURE BASE
---    -----------------               --------------                 -------------       ----      ------        -------------
 1   Workers Compensation      Statutory - $1,000,000 Employers      American Guar.      1 year    07/01/2002  Total annual
                               Liability.                            Zurich US                                 remuneration
                               Ded. $250,000 per accident.

 2   Automobile Liability      $2,000,000 ea. occurrence.            American Guar.      1 year    07/01/2002  Number of vehicles
                               Ded. $25,000 per occurrence.          Zurich Amer.                              owned and leased

 3   Excess Liability          $5,000,000 ea. occurrence and         Primex, Ltd         1 year    07/01/2002  Annual revenues and
     Excess to $1 Million SIR  aggregate.  Excess $1,000,000 GL                                                remuneration
                               $2,000,000 AL.

 4   Excess Liability          $20,000,000 ea. loss and              Primex, Ltd.        1 year    07/01/2002  Included
                               aggregate.                            (Reinsured through
                                                                     AIG.)

 5   Excess Liability          $50,000,000 ea. loss and              Gerling Global      1 year    07/01/2002  Flat charge - based
                               aggregate.                                                                      on exposures and
                                                                                                               risk potential

 6   Excess Liability          $100,000,000 ea. loss and             Lloyd's             1 year    07/01/2002  Flat charge - based
                               aggregate.                            Lore                                      on exposures and
                                                                                                               risk potential

 7   Excess Liability          $50,000,000                           Zurich              1 year    07/01/2002  Flat charge

 8   Excess Liability          $50,000,000                           AIG                 1 year    07/01/2002  Flat Charge


NO.    TYPE OF INSURANCE                      ANNUAL PREMIUM
---    -----------------                      --------------
 1   Workers Compensation          $195,653 - Audit at (AFCO) expiration.
                                   Plus all losses within deductible.


 2   Automobile Liability          $92,955  (AFCO)


 3   Excess Liability              $451,090 Annual - Half on 7/1/01; 1/2
     Excess to $1 Million SIR      on 1/1/02.


 4   Excess Liability              Included



 5   Excess Liability              $295,000



 6   Excess Liability              $241,886



 7   Excess Liability              $109,210

 8   Excess Liability              $80,938

                                                                    Page 4 of 13
                                                                        10/18/01


NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.       TERM      EXPIRE        EXPOSURE BASE
---    -----------------               --------------                 -------------       ----      ------        -------------
 9   Excess Liability          $50,000,000                           Starr Excess        1 year    07/01/2002  Flat Charge

 10  Marine Terminal           $50,000,000 ea. occurrence.           New Hampshire       1 year    07/01/2002  Based on volume
     Operators Liability and   Ded. $25,000 per occurrence           Ins. Co. thru Marsh                       throughput and no.
     Charterer's Legal         $100,000 pollution per occurrence.    London                                    chartered vessels.
     Liability

 11  Excess Marine Liability   $24,000,000 excess of MTO, CLL,       XL Specialty        1 year    07/01/2002  Volume thru put &
                               P&L                                   Brockbank &                               vessels docked.
                                                                     Liberty Und.

 12  Excess Marine Liability   $25,000,000 excess $24,000,000        XL Specialty        1 year    07/01/2002  Flat
                                                                     Brockbank & N.Y.
                                                                     Marine Gen. Ins.

 13  Property Damage,          $ Total insured values combined all-  Munich Re: et. al   1 year    08/01/2002  Property Values.-PD
     Business Interruption and risk. Sublimits: Flood - $100 mil.,                                             Income values - BI
     Boiler & Machinery        Earthquake - $100 mil., $10 mil                                                 PML, fire protection
                               extra expense. Ded.: Petrochem                                                  available; many other
                               $1,000,000 PD, 10 day - BI. Pulp &                                              factors.
                               Fibers - $1 mil. PD/BI.

 14  Directors &               $15,000,000 each loss and each        National Union      1 year    08/21/2002  Various
     Officers Liability        policy year.  Ded. $1,000,000 Corp.   Indemnity

 15  Excess Directors &        $10,000,000 excess of Primary         Hartford            1 year    08/21/2002  Various
     Officers Liability        D&O

 16  Directors & Officers      $10,000,000                           XL Specialty Ins.   1 year    08/21/2002  Various
     Liability                                                       Co.


NO.    TYPE OF INSURANCE                      ANNUAL PREMIUM
---    -----------------                      --------------
 9   Excess Liability               $62,500

 10  Marine Terminal                $27,000 (AFCO) Min. premium &
     Operators Liability and        deposit
     Charterer's Legal
     Liability

 11  Excess Marine Liability        $57,375



 12  Excess Marine Liability        $21,250



 13  Property Damage,               Annual - Financed through AFCO.
     Business Interruption and      $4.0M (est.)
     Boiler & Machinery



 14  Directors &                    $316,000 (15 mos.)
     Officers Liability

 15  Excess Directors &             $223,700 (15 mos.)
     Officers Liability

 16  Directors & Officers           $115,000 (15 mos.)
     Liability

                                                                    Page 5 of 13
                                                                        10/18/01


NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.       TERM      EXPIRE        EXPOSURE BASE
---    -----------------               --------------                 -------------       ----      ------        -------------
 17  Employee Dishonesty &     $5,000,000 each Insuring              Texas Pacific       1 year    10/01/2002  Various
     Depositor's Forgery       Agreement. Ded. $50,000.              Chubb

 18  Hull & Machinery and      Barge Hull Value                      Zurich-Americano    1 year    07/01/2002  Hull & Machinery
     Protection & Indemnity    (M-25 = $1,500,000)                   Insurance Co.                             values
                               Ded. $5,000 per loss.
                               $1,000,000 P&I

 19  Pollution Insurance       Section A - $250,000                  Water Quality       1 year    07/01/2002  Hull gross registered
                               Section B - $5,000,000                Insurance                                 tonnage
                               CERCLA - $5,000,000                   Syndicate

 20  Marine and Railroad       $12,000,000 any one vessel            Mutual Marine       1 year    Continuing  Declared shipment
     Cargo                     $1,000,000 any one barge                                                        values
                               $1,000,000 any one rail ship.
                               $100,000 any one truck

 21  Duty Drawback Bond        $1,000,000                            Washington          1 year    Continuing  Limit
                                                                     International

 22  Fiduciary                 $10,000,000                           National Union      1 year    08/21/2002  Various
                               Ded. $250,000 per occurrence

 23  Environmental             $4,000,000 per loss                   ECS                 1 year    01/15/2002  Loss Potential
     Impairment Liability      $8,000,000 aggregate                  (Indian Harbor)
     (Petrochem & Fibers)

 24  Closure/Post Closure      $1,995,222 Combined                   Underwriters        1 year    Continuous  Estimated
     Bonds - Petrochem                                               Indemnity                                 Closure/Post Closure
                                                                                                               Costs


NO.    TYPE OF INSURANCE                      ANNUAL PREMIUM
---    -----------------                      --------------
 17  Employee Dishonesty &        $14,450
     Depositor's Forgery

 18  Hull & Machinery and         $29,378  (AFCO)
     Protection & Indemnity



 19  Pollution Insurance          $4,258 (AFCO)



 20  Marine and Railroad          $40,000 Annual Approx.
     Cargo



 21  Duty Drawback Bond           $2,875


 22  Fiduciary                    $22,000 - Financed through Imperial.


 23  Environmental                $106,200 -  Financed through AFCO.
     Impairment Liability
     (Petrochem & Fibers)

 24  Closure/Post Closure         $40,610
     Bonds - Petrochem


ANNUAL TOTAL:                   $3,459,260 *

       *Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $   1,371                $   1,222              $       -                  $    296
        Trade accounts receivable, net              -                   42,057                     44                     3,131
        Other Receivables                           -                    2,819                      -                         -
        Due from affiliates                         -                   19,544                 11,309                     4,522
        Inventories                                 -                   26,899                      -                     8,819
        Prepaid expenses                            9                    2,585                      -                         -
        Deferred income tax benefit                 -                        -                      -                         -
                                            ---------------------------------- -------------------------------------------------
TOTAL CURRENT ASSETS                            1,380                   95,126                 11,353                    16,768

Property, plant and equipment, net                  -                  127,479                  3,325                     6,310
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                      -                         -
Investments in Subs                            35,059                   95,073                  4,955                         -
Other assets                                    7,356                   24,279                      -                     1,428
                                            ---------------------------------- -------------------------------------------------

TOTAL ASSETS                                $  43,795                $ 343,457              $  19,633                  $ 24,506
                                            ================================== =================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   1                  104,081                  1,676                     3,582
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   20,051                      -                     5,055
        Unsecured debt                        192,878                  277,260                  1,110                    73,391
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     27,272                  (15,769)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (229,904)                     -                     9,676
        Retained earnings-Filing Date         191,191                 (215,021)                15,690                  (138,587)
        Retained earnings-Post Filing Date          8                  (23,305)                 1,156                    (2,094)
        Pension adjustment                          -                     (135)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (3)                     -                         -
                                            ---------------------------------- -------------------------------------------------
                                             (176,356)                (468,293)                16,847                  (131,005)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ---------------------------------- -------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,356)                (470,830)                16,847                  (131,005)

TOTAL LIABILITIES AND EQUITY                $  43,795                $ 343,457              $  19,633                 $  24,506
                                            ================================== =================================================
                                            $       -                $       -              $       -                 $      -


                                         ------------------------------------- ----------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        0-37810-H4-1 1        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------- ----------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $     916             $       -                 $     170
        Trade accounts receivable, net             -                     3,366                   992                     5,095
        Other Receivables                          -                     4,350                     -                         -
        Due from affiliates                    2,634                    43,628                   835                     5,969
        Inventories                                -                         -                   104                     1,713
        Prepaid expenses                        (283)                        -                     -                        16
        Deferred income tax benefit                -                         -                     -                         -
                                           ----------------------------------- -----------------------------------------------
TOTAL CURRENT ASSETS                           2,351                    52,260                 1,931                    12,963

Property, plant and equipment, net                 -                         -                     -                    44,332
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   297,229                 3,118                         -
Other assets                                   2,754                     7,335                     -                         -
                                            ---------------------------------- -----------------------------------------------

TOTAL ASSETS                                $  5,105                 $ 356,824             $   5,049                 $  57,295
                                            ================================== ===============================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 13                    19,774                   463                     2,716
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          323                     5,932                     -                         -
        Unsecured debt                           840                   264,992                   170                    62,478
        Other / Intercompany                       -                     5,727                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 5,438                     3,118
        Retained earnings-Filing Date            779                   (90,595)                 (876)                  (10,908)
        Retained earnings-Post Filing Date      (502)                      446                  (146)                     (109)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ---------------------------------- -----------------------------------------------
                                                 277                    (6,753)                4,416                    (7,899)
        Treasury stock at cost                     -                         -                     -                         -
                                            ---------------------------------- -----------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       277                    (6,753)                4,416                    (7,899)

TOTAL LIABILITIES AND EQUITY                $  5,105                 $ 356,824             $   5,049                 $  57,295
                                            ================================== ===============================================
                                            $      -                 $       -             $      -                  $       -

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $        -            $    3,975
        Trade accounts receivable, net               -                54,685
        Other Receivables                            -                 7,169
        Due from affiliates                    (81,463)                6,978
        Inventories                                  -                37,535
        Prepaid expenses                             -                 2,327
        Deferred income tax benefit                  -                     -
                                           ----------- ---------------------
TOTAL CURRENT ASSETS                           (81,463)              112,669

Property, plant and equipment, net                   -               181,446
Deferred income taxes                                -                     -
Investments-Third Party                              -                 1,500
Investments in Subs                           (385,026)               50,408
Other assets                                        (1)               43,151
                                           ----------- ---------------------

TOTAL ASSETS                                 $(466,490)            $ 389,174
                                           =========== =====================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)              (25,088)              107,218
Pre-Petition liabilities:
        Notes Payable - Secured *              (60,873)              295,000
        Secured Debt Accrued Interest *         (5,378)               25,983
        Unsecured debt                        (130,528)              742,591
        Other / Intercompany                  (201,020)                5,727
        Deferred income taxes                        -                     -

Common stock held by new ESOP                        -                   289
Less: Unearned compensation                          -                     -
Redeemable preferred stock                           -                27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                (1)                  123
        Additional paid-in capital             (43,602)             (539,481)
        Retained earnings-Filing Date                -              (248,327)
        Retained earnings-Post Filing Date           -               (24,546)
        Pension adjustment                           -                  (135)
        Accumulated translation adj.                 -                     -
        Deferred compensation                        -                    (3)
                                           ----------- ---------------------
                                               (43,603)             (812,369)
        Treasury stock at cost                       -                (2,537)
                                           ----------- ---------------------
TOTAL STOCKHOLDERS' EQUITY                     (43,603)             (814,906)

TOTAL LIABILITIES AND EQUITY                 $(466,490)            $ 389,174
                                           =========== =====================
                                             $       -             $       -


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                      ----------------------------------------------------------------------------------------------
                                        8/31/2001(1)     Sep-2001        MONTH            MONTH           MONTH           MONTH
                                      ----------------------------------------------------------------------------------------------

TRADE ACCOUNTS PAYABLE                   $     1,029   $    2,220  $           --  $           --  $           --
ROYALTY AND REVENUE PAYABLE                       --           --              --              --              --
NOTES PAYABLE - INSURANCE                         --           --              --              --              --
TAX PAYABLE:                                                   --                                              --
    Federal Payroll Taxes                         --           --              --              --              --
    State Payroll & Sales                         --           --              --              --              --
    Ad Valorem Taxes                              --           --              --              --              --
    Other Taxes (Property/franchise)              40           50              --              --              --
TOTAL TAXES PAYABLE                      $        40    $      50  $           --  $           --  $           --  $           --
SECURED DEBT POST-PETITION                        --           --              --              --              --
ACCRUED INTEREST PAYABLE                          --           --              --              --              --
*ACCRUED PROFESSIONAL FEES:                       --           --              --              --              --
OTHER ACCRUED LIABILITIES:                      1208
  1.  General and Administrative Costs           343          447              --              --              --
  2.  Lease Operating Expenses/Capital                                         --              --              --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $     2,620    $   2,716  $           --  $           --  $           --  $           --
====================================================================================================================================

*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01.

MOR-4

CONSOLIDATED DEBTORS(1)

                                                    (IN THOUSANDS)


                     AGING OF POST-PETITION LIABILITIES(2)
                          MONTH         09/30/2001
                                -----------------------


   ================================================================================================================================
                                                                                                    AD-VALOREM,          ROYALTY
          DAYS                        TOTAL          TRADE ACCTS     FED TAXES     STATE TAXES     OTHER TAXES       AND INSURANCE
   ================================================================================================================================
         0-30                       $ 107,219         $ 105,518       $    5          $   34          $ 1,662             $   --
   --------------------------------------------------------------------------------------------------------------------------------
         31-60                                                                                                                --
   --------------------------------------------------------------------------------------------------------------------------------
         61-90                                                                                                                --
   --------------------------------------------------------------------------------------------------------------------------------
         91 +                                                                                                                 --
   --------------------------------------------------------------------------------------------------------------------------------
         TOTAL                      $ 107,219         $ 105,518       $    5          $   34          $ 1,662             $   --
   ================================================================================================================================



                         AGING OF ACCOUNTS RECEIVABLE(3)

   ================================================================================================================================
         MONTH
   ================================================================================================================================
         0-30                        $ 50,234          $ 50,234       $   --          $   --             $ --            $    --
   --------------------------------------------------------------------------------------------------------------------------------
         31-60                           (764)             (764)          --              --               --
   --------------------------------------------------------------------------------------------------------------------------------
         61-90                          9,179             9,179           --              --               --
   --------------------------------------------------------------------------------------------------------------------------------
         91 +                           4,962             4,962           --              --               --
   --------------------------------------------------------------------------------------------------------------------------------
         TOTAL                       $ 63,611      $ 63,610,978       $   --          $   --             $ --            $    --
   ================================================================================================================================

(1) MOR 5 is presented only on a consolidated debtor basis.

(2) Days aging from due date.

(3) Days aging from invoice due date.


          MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING SEPTEMBER 30, 2001


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       23,943,367    $          158,149    $        1,311,018
TOTAL COST OF REVENUES                                         --            25,292,855               158,149             1,399,297
GROSS PROFIT                                   $               --    $       (1,349,488)   $               --    $          (88,279)
===================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $             (990)   $          707,114    $               --    $          140,250
  Insiders Compensation                                        --               188,763                    --                    --
  Professional Fees                                            --             3,392,350                    --                    --
  Other (Earnings in Joint Venture)                            --               616,375              (616,375)                   --

TOTAL OPERATING EXPENSE                        $             (990)   $        4,904,602    $         (616,375)   $          140,250
===================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $              990    $       (6,254,090)   $          616,375    $         (228,529)
INTEREST EXPENSE (includes amort of debt fees)            (73,954)            2,321,833                    --               614,434
DEPRECIATION                                                   --             2,155,512                    --                48,293
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $          (73,954)   $        4,477,345    $               --    $          662,727
===================================================================================================================================
NET INCOME BEFORE TAXES                        $           74,944    $      (10,731,435)   $          616,375    $         (891,256)
INCOME TAXES                                                   --                36,000                    --                    --
===================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $           74,944    $      (10,767,435)   $          616,375    $         (891,256)
===================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP         STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.      CHEMICALS, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11        01-37812-H4-11
                                                ------------------    ------------------   ------------------    ------------------
REVENUES  (MOR-1)                               $         (460,327)   $        1,122,478   $          358,476    $        2,936,623
TOTAL COST OF REVENUES                                          --                26,148              516,203             1,924,492
GROSS PROFIT                                    $         (460,327)   $        1,096,330   $         (157,727)   $        1,012,131
===================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $               --    $          211,587   $          (74,946)   $          606,149
  Insiders Compensation                                         --                    --                   --                    --
  Professional Fees                                             --                    --                   --                    --
  Other (Earnings in Joint Venture)                             --                    --                   --                    --

TOTAL OPERATING EXPENSE                         $               --    $          211,587   $          (74,946)   $          606,149
===================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $         (460,327)   $          884,743   $          (82,781)   $          405,982
INTEREST EXPENSE (includes amort of debt fees)              37,665               236,041                   --                    --
DEPRECIATION                                                23,000               485,795                   --               405,582
OTHER (INCOME) EXPENSES*                                        --                    --                   --                    --
OTHER ITEMS**                                                   --                    --                   --                    --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          721,836   $               --    $          405,582
===================================================================================================================================
NET INCOME BEFORE TAXES                         $         (520,992)   $          162,907   $          (82,781)   $              400
INCOME TAXES                                                    --                    --                   --                    --
===================================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $         (520,992)   $          162,907   $          (82,781)   $              400
===================================================================================================================================


                                                                             DEBTORS
              MONTH                                  ELIMINATIONS          CONSOLIDATED
                                                  ------------------    ------------------

REVENUES  (MOR-1)                                  $          460,327    $       29,830,111
TOTAL COST OF REVENUES                                        460,327            29,777,471
GROSS PROFIT                                       $               --    $           52,640
===========================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                $         (465,887)            1,123,277
  Insiders Compensation                                            --               188,763
  Professional Fees                                                --             3,392,350
  Other (Earnings in Joint Venture)                                --                    --

TOTAL OPERATING EXPENSE                            $         (465,887)   $        4,704,390
===========================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)               $          465,887            (4,651,750)
INTEREST EXPENSE (includes amort of debt fees)                465,887             3,601,906
DEPRECIATION                                                       --             3,118,182
OTHER (INCOME) EXPENSES*                                           --                    --
OTHER ITEMS**                                                      --                    --
TOTAL INT. DEPR & OTHER ITEMS                      $          465,887    $        6,720,088
===========================================================================================
NET INCOME BEFORE TAXES                            $               --    $      (11,371,838)
INCOME TAXES                                                       --                36,000
===========================================================================================
NET INCOME (LOSS) (MOR-1)                          $               --    $      (11,407,838)
===========================================================================================


Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


   =====================================================================================================================
   CASH RECEIPTS AND                                      8/31/2001(1)       Sep-01       Oct-01  Nov-01  Dec-01  Jan-02
   DISBURSEMENTS
   ---------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                            $    308,953    $    (78,711)   $  --   $  --   $  --   $   --
                                                          ------------    ------------    -----   -----   -----   ------
   RECEIPTS:
   2.  CASH SALES                                         $         --    $         --    $  --   $  --   $  --   $   --
                                                          ------------    ------------    -----   -----   -----   ------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     4,593,479       2,187,309       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   4.  LOANS & ADVANCES (attach list)                               --              --       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   5.  SALE OF ASSETS                                               --              --       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   6.  OTHER (attach list)                                   1,994,032       3,159,466       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   TOTAL RECEIPTS                                         $  6,587,511    $  5,346,775    $  --   $  --   $  --   $   --
                                                          ------------    ------------    -----   -----   -----   ------
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A             N/A      N/A     N/A     N/A      N/A
                                                          ------------    ------------    -----   -----   -----   ------
   DISBURSEMENTS:

   7.  NET PAYROLL                                        $         --    $         --    $  --   $  --   $  --   $   --
                                                          ------------    ------------    -----   -----   -----   ------
   8.  PAYROLL TAXES PAID                                           --              --       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   9.  SALES, USE & OTHER TAXES PAID                                --              --       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   10. SECURED/RENTAL/LEASES                                     4,002           2,538       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   11. UTILITIES                                               548,000       1,077,734       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   12. INSURANCE                                                    --              --       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   13. INVENTORY PURCHASES                                     188,215         251,647       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   14. VEHICLE EXPENSES                                             --              --       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   15. TRAVEL & ENTERTAINMENT                                    1,606             487       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   16. REPAIRS, MAINTENANCE & SUPPLIES                         135,944          71,367       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   17. ADMINISTRATIVE & SELLING                                254,459         228,571       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   18. OTHER (attach list)                                   5,842,948       3,465,346       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $  6,975,175    $  5,097,690    $  --   $  --   $  --   $   --
                                                          ------------    ------------    -----   -----   -----   ------
   19. PROFESSIONAL FEES                                  $         --    $         --    $  --   $  --   $  --   $   --
                                                          ------------    ------------    -----   -----   -----   ------
   20. U.S. TRUSTEE FEES                                            --              --       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --              --       --      --      --       --
                                                          ------------    ------------    -----   -----   -----   ------
   TOTAL DISBURSEMENTS                                    $  6,975,175    $  5,097,690    $  --   $  --   $  --   $   --
                                                          ------------    ------------    -----   -----   -----   ------
   22. NET CASH FLOW                                      $   (387,664)   $    249,085    $  --   $  --   $  --   $   --
                                                          ------------    ------------    -----   -----   -----   ------
   23. CASH - END OF MONTH (MOR-2)                        $    (78,711)   $    170,374    $  --   $  --   $  --   $   --
                                                          ============    ============    =====   ====    =====   ======

   ===================================================================
   CASH RECEIPTS AND                                         FILING TO
   DISBURSEMENTS                                               DATE
   -------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                             $   308,953
                                                           -----------
   RECEIPTS:
   2.  CASH SALES                                          $        --
                                                           -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     6,780,788
                                                           -----------
   4.  LOANS & ADVANCES (attach list)                               --
                                                           -----------
   5.  SALE OF ASSETS                                               --
                                                           -----------
   6.  OTHER (attach list)                                   5,153,498
                                                           -----------
   TOTAL RECEIPTS                                          $11,934,286
                                                           -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A
                                                           -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                         $        --
                                                           -----------
   8.  PAYROLL TAXES PAID                                           --
                                                           -----------
   9.  SALES, USE & OTHER TAXES PAID                                --
                                                           -----------
   10. SECURED/RENTAL/LEASES                                     6,540
                                                           -----------
   11. UTILITIES                                             1,625,734
                                                           -----------
   12. INSURANCE                                                    --
                                                           -----------
   13. INVENTORY PURCHASES                                     439,862
                                                           -----------
   14. VEHICLE EXPENSES                                             --
                                                           -----------
   15. TRAVEL & ENTERTAINMENT                                    2,094
                                                           -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                         207,312
                                                           -----------
   17. ADMINISTRATIVE & SELLING                                483,030
                                                           -----------
   18. OTHER (attach list)                                   9,308,294
                                                           -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                     $12,072,864
                                                           -----------
   19. PROFESSIONAL FEES                                   $        --
                                                           -----------
   20. U.S. TRUSTEE FEES                                            --
                                                           -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --
                                                           -----------
   TOTAL DISBURSEMENTS                                     $12,072,864
                                                           -----------
   22. NET CASH FLOW                                       $  (138,579)
                                                           -----------
   23. CASH - END OF MONTH (MOR-2)                         $   170,374
                                                           ===========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7                                      *Applies to Individual debtor's only.

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37812-H4-11


=============================================================================================================================
OTHER CASH RECEIPTS AND                          8/31/2001 (1)      Sep-01    Oct-01   Nov-01   Dec-01   Jan-02    FILING TO
DISBURSEMENTS:                                                                                                       DATE
-----------------------------------------------------------------------------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                                $       --   $       --   $ --    $ --     $ --     $ --     $       --
                                                     ----------   ----------   ----    ----     ----     ----     ----------
      401(k) Plan Refund                                     --           --     --      --       --       --             --
                                                     ----------   ----------   ----    ----     ----     ----     ----------
      Cobra Insurance Payment                                --           --     --      --       --       --             --
                                                     ----------   ----------   ----    ----     ----     ----     ----------
      Miscellaneous                                          --           --     --      --       --       --             --
                                                     ----------   ----------   ----    ----     ----     ----     ----------
      Emission Credits                                       --           --     --      --       --       --             --
                                                     ----------   ----------   ----    ----     ----     ----     ----------
      Trade AR receipts of an
         affiliated co. SPC LTD                         448,032      120,020     --      --       --       --        568,052
                                                     ----------   ----------   ----    ----     ----     ----     ----------
      Cash advance from Sterling Chemicals            1,546,000    1,750,000     --      --       --       --      3,296,000
                                                     ----------   ----------   ----    ----     ----     ----     ----------
      cash receipts re Inter company AR                      --    1,289,446
                                                     ----------   ----------   ----    ----     ----     ----     ----------

TOTAL OTHER RECEIPTS                                 $1,994,032   $3,159,466   $ --    $ --     $ --     $ --     $3,864,052
                                                     ----------   ----------   ----    ----     ----     ----     ----------

18.OTHER DISBURSEMENTS:

      Capital Expenditures                           $       --   $   73,370   $ --    $ --     $ --     $ --     $73,370.39
                                                     ----------   ----------   ----    ----     ----     ----     ----------
      Interest Payment                                       --           --     --      --       --       --             --
                                                     ----------   ----------   ----    ----     ----     ----     ----------
      Restricted Cash - Bond Funding                         --           --     --      --       --       --             --
                                                     ----------   ----------   ----    ----     ----     ----     ----------
      Pre-petition checks voided in current period           --           --     --      --       --       --             --
                                                     ----------   ----------   ----    ----     ----     ----     ----------
      Trade AR receipts of an affiliated co. SPC LTD    596,035           --     --      --       --       --        596,035
                                                     ----------   ----------   ----    ----     ----     ----     ----------
      CIT revolver cash sweep                         5,246,912    2,102,530
                                                     ----------   ----------   ----    ----     ----     ----     ----------
      Return of investment to SPCUS                                   81,069     --      --       --       --         81,069
                                                     ----------   ----------   ----    ----     ----     ----     ----------
      cash disbursements re Inter company AP                       1,208,377
                                                     ----------   ----------   ----    ----     ----     ----     ----------
TOTAL OTHER DISBURSEMENTS                            $5,842,948   $3,465,346   $ --    $ --     $ --     $ --     $  750,475
                                                     ==========   ==========   ====    ====     ====     ====     ==========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

          MOR-7 ATTACHMENT

CASE NAME:    STERLING PULP CHEMICALS INC.           CASE NUMBER: 01-37812-H3-11


                           CASH ACCOUNT RECONCILIATION

                       MONTH OF       AUGUST 31, 2001
                                ---------------------------------

BANK NAME                    Bank One    Chase Manhatten  Chase Manhatten                First State Bank
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER               5589665      001-00546119    001-03317146     Consolidated   011-077-220-1
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                Lock Box        General        Checking                          Checking                     TOTAL
----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $    41,913       $ 100         $ 1,812       $    43,825        $ 16,452                  $   60,277
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                                                                                              -
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                         (138,873)         (138,873)           (115)                   (138,988)
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE       $    41,913    $    100      $ (137,061)      $   (95,048)       $ 16,337     $ -   $ -   $   (78,711)
----------------------------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOKS  $   255,473    $    100      $   34,313       $   289,886        $ 19,066                     308,952
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                      4,429,057     604,295       1,554,158         6,587,511               -                   6,587,511
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                                                                                                      -
----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-                                                                                                       -
----------------------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                                      -
----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS   (4,642,617)   (604,295)     (1,725,534)       (6,972,446)         (2,729)                 (6,975,175)
----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS     $    41,913   $     100     $  (137,062)      $   (95,049)       $ 16,337     $ -   $ -   $   (78,713)
==================================================================================================================================

     MOR-8

CASE NAME:    STERLING PULP CHEMICALS INC.           CASE NUMBER: 01-37812-H3-11



                           CASH ACCOUNT RECONCILIATION

                       MONTH OF        SEPTEMBER  30, 2001
                                ---------------------------------

BANK NAME                    Bank One    Chase Manhatten  Chase Manhatten             First State Bank
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                5589665     001-00546119     001-03317146  Consolidated   011-077-220-1
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                 Lock Box       General         Checking                      Checking                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $   246,712   $     100       $  (7,903)   $   238,908        $ 57,838                    $   296,747
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                           17,213    $    17,213                                         17,213
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                         (132,549)      (132,549)        (11,037)                      (143,586)
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE       $   246,712   $     100     $  (123,239)   $   123,572        $ 46,801     $ -     $ -    $   170,374
----------------------------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOKS  $    41,913   $     100     $  (137,062)   $   (95,050)       $ 16,337                        (78,713)
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                      1,735,352     571,976       3,039,446      5,346,775               -                      5,346,775
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                                  (44,000)       (44,000)         44,000                              -
----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-                                                                                                       -
----------------------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                                      -
----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS   (1,530,553)   (571,976)     (2,981,624)    (5,084,154)        (13,536)                    (5,097,690)
----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS     $   246,711   $     100     $  (123,240)   $   123,571        $ 46,801     $ -     $ -    $   170,371
==================================================================================================================================



               MOR-8

CASE NAME:  STERLING PULP CHEMICALS, INC.      CASE NUMBER:   01-37812-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g, salary, commission, bonus, etc.) (Attach additional pages as necessary.)

=================================================================================================================================
                                       8/31/2001 (1)    Sep-2001   Oct-2001     Nov-2001     Dec-2001      Jan-2002    FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)                                                                                    DATE
1.                                      $--              $--          $--          $--          $--          $--          $--
                                        ---              ---          ---          ---          ---          ---          ---
2.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
3.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
4.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
5.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
6.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
7.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
8.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
9.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
TOTAL INSIDERS (MOR-1)                  $--              $--          $--          $--          $--          $--          $--
                                        ===              ===          ===          ===          ===          ===          ===

==================================================================================================================
                                  8/31/2001 (1)  Sep-2001   Oct-2001   Nov-2001   Dec-2001   Jan-2002    FILING TO
        PROFESSIONALS                                                                                      DATE
        NAME/ORDER DATE
1.                                     $--         $--         $--      $--         $--         $--         $--
                                       ---         ---         ---      ---         ---         ---         ---
2.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
3.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
4.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
5.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
6.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
TOTAL PROFESSIONALS (MOR-1)            $--         $--         $--      $--         $--         $--         $--
                                       ===         ===         ===      ===         ===         ===         ===


(1)  REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (I) DIRECTORS, (II) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (III) AFFILIATES ; AND (IV) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.


        MOR-9